UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2008

STANDARD MICROSYSTEMS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-7422	11-2234952
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York		11788-3728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	631 434-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 11, 2008, Standard Microsystems Corporation (the "Company") issued a press release updating its outlook for its third quarter ended November 30, 2008. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

The Company will discuss its complete financial results for the third quarter of fiscal 2009 and its expectations for fourth quarter of fiscal 2009 on its quarterly earnings call on Tuesday, January 6, 2009 at 5:00 P.M. ET. Results will be released after the market closes. A webcast of the call, along with presentation materials, will be accessible via the investor relations section of SMSC’s website at www.smsc.com. The teleconference may also be accessed by dialing 1-888-819-8015 in the U.S. or 913-312-1378 from outside of the U.S. The teleconference confirmation code is 1846222. A replay of the call will also be available.

The information in this Item 2.02 and Item 9.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

( c ) Exhibits

99.1 - Press release dated December 11, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

December 11, 2008	By:	/s/ Christine King

Name: Christine King
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 11, 2008.